Exhibit No. 23.2





            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 12, 1993, included or incorporated by reference in Madison Gas and Electric Company's Form 10-K for the year ended December 31, 1992, and to all references to our Firm included in this Registration Statement.








Chicago, Illinois
November 17, 1995                  ARTHUR ANDERSEN LLP